THE ADVISORS’ INNER CIRCLE FUND III

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

GQG Partners Global Quality Dividend Income Fund

(the “Funds”)

Supplement dated March 31, 2022 to the Funds’ Prospectus dated June 30, 2021

(the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	The first sentence of the “Dividends and Distribution” section is hereby deleted and replaced with the following:

The Funds distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually.

Please retain this supplement for future reference.

GQG-SK-012-0100